SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant    ☒                 Filed by a Party other than the Registrant    ☐

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☐ Preliminary proxy statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☒ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ProAssurance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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PROASSURANCE CORPORATION 100 BROOKWOOD PLACE BIRMINGHAM, AL 35209
Your Vote Counts!
PROASSURANCE CORPORATION
2021 Annual Meeting
Vote by May 24, 2021 10:59 PM CDT. For shares held in a Plan, vote by May 20, 2021 10:59 PM CDT.
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You invested in PROASSURANCE CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 25, 2021
9:00 AM Central Daylight Time
The O’Neil Multimedia Room
On the fifth floor of the headquarters of the Company 100 Brookwood Place Birmingham, AL 35209
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of Directors
Nominees:
01) M. James Gorrie 02) Ziad R. Haydar, M.D. 03) Frank A. Spinosa, D.P.M. 04) Thomas A.S. Wilson, Jr., M.D.
2. To ratify the appointment of Ernst & Young LLP as independent auditor.
3. Advisory vote on executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Board Recommends
For
For For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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